Certificate
Number
A-[#]

SEE RESTRICTIVE LEGEND ON REVERSE

Shares
[#]

SEE REVERSE FOR CERTAIN DEFINITIONS

LOTUS PHARMACEUTICALS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
AUTHORIZED PREFERRED STOCK: 10,000,000 SHARES, $0.001 PAR VALUE
(10,000,000 SHARES DESIGNATED AS SERIES A CONVERTIBLE REDEEMABLE PREFERRED STOCK)

This Certifies that

[Shareholder]

is the registered owner of [SPELL OUT NUMBER]

FULLY PAID AND NON-ASSESSABLE SERIES A CONVERTIBLE PREFERRED SHARES, $0.001 PAR VALUE PER SHARE OF

LOTUS PHARMACEUTICALS, INC.

The securities represented by this certificate are transferable only on the books of the Company by the holder of record hereof, or by its duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed or assigned. This certificate is not valid until signed by the Company.

DATED: February [##], 2008

PRESIDENT

SECRETARY

Lotus Pharmaceuticals, Inc. will furnish without charge to each shareholder who so requests the powers, designations, preferences, and relative, participating, optional, or other special rights of each class of shares thereof and the qualifications, limitations, or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ______________ Custodian ______________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ______________________
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ____ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

____
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

____ Shares of Series A Convertible Redeemable Preferred Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____
Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated: _______________________

X____
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. SUBJECT TO COMPLIANCE WITH APPLICABLE SECURITIES LAWS, THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.

THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.